UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  March 7, 2011

INNOVATIVE WIRELESS TECHNOLOGIES, INC.

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	0-53421	90-0535563
(State or Other Jurisdiction of	(Commission File No.)	(IRS Employer
Incorporation)		Identification No.)

306 N. West El Norte Pkwy
Escondido, CA 92026

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(310) 237-2001

(Registrant’s telephone number, including area code)

ITEM 1.01	Entry into a Material Definitive Agreement.

Amendment to Exclusive Distribution and Marketing Agreement

On February 28, 2011, Registrant entered into an Amendment to the Exclusive Distribution and Marketing Agreement with MechTech, LLC pursuant to which MechTech shall no longer act as the exclusive distributor for all products to be produced by Registrant.  As a distributor for Registrant’s products, MechTech will be entitled to a specified percentage of all amounts received from the sale of such products.

ITEM 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

10.1      Amendment to the Exclusive Distribution and Marketing Agreement, dated as of February 28, 2011, between Innovative Wireless Technologies, Inc. and MechTech, LLC

SIGNATURES

Pursuant  to  the  requirements  of  the  Securities  Exchange Act of 1934, the Registrant  has  duly  caused this Report to be signed on  its  behalf  by the undersigned hereunto duly authorized.

INNOVATIVE WIRELESS TECHNOLOGIES, INC.

BY:	/s/ Pavel Alpatov
PAVEL ALPATOV
CEO, CFO, PRESIDENT AND DIRECTOR

Dated: March 8, 2011

Exhibit Index

EXHIBIT INDEX

10.1              Amendment to the Exclusive Distribution and Marketing Agreement, dated as of February 28, 2011, between Innovative Wireless Technologies, Inc. and MechTech, LLC